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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE

                      SECURITIES EXCHANGE ACT OF 1934

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                                MAY 5, 2000
              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                             THEGLOBE.COM, INC.

           (Exact name of registrant as specified in its charter)


       DELAWARE                  0-25053                   14-1782422

   (State or other       (Commission File Number)       (I.R.S. Employer
   jurisdiction of                                    Identification Number)
   incorporation or
    organization)
                                120 BROADWAY
                          NEW YORK, NEW YORK 10271

                  (Address of principal executive offices)

                               (212) 894-3600

            (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for theglobe.com, inc., for the quarter ended March 31, 2000.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

     (c) Exhibits

         99.1  Press release dated April 27, 2000.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

     Dated:  May 5, 2000.



                                       theglobe.com, inc.



                                     By:  /s/ Francis T. Joyce
                                          ----------------------------------
                                          Name:   Francis T. Joyce
                                          Title:  Vice President and Chief
                                                  Financial Officer